UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2012

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street
Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                   Completion of Acquisition or Disposition of Assets.

As previously reported in the Pernix Group, Inc. Form 10-K for the year ended December 31, 2011, on March 28, 2012, Pernix Group, Inc., sold its 82% interest in TransRadio Sendersysteme Berlin, A.G. (TransRadio) to Bevita Commercial Corporation, a related party, for $1.2 million in cash plus buyer assumption of all liabilities. The proceeds were received on March 28, 2012.

For reporting purposes, the results of operations of TransRadio will be included as income from discontinued operations in the Company’s first quarter 2012 results.

Pro forma financial information with respect to the sale is provided in Item 9.01 of this Current Report on Form 8-K.

Item 9.01                     Financial Statements and Exhibits.

(b)              Pro Forma Financial Information.

PERNIX GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited consolidated pro forma financial information is based upon the historical financial statements, as of December 31, 2011 and 2010, of Pernix Group, Inc. and its consolidated subsidiaries (Pernix or the Company), adjusted to reflect the disposition of its interest in TransRadio Sendersysteme Berlin, A.G., (TransRadio) which constitutes all of the assets and liabilities comprising the RF Radio Transmitter, Design, Installation and Service segment.

The following unaudited consolidated pro forma financial information of Pernix should be read in conjunction with the related notes and with the historical consolidated financial statements of Pernix and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated balance sheet reflects the disposition of the segment as if it occurred on December 31, 2011 while the unaudited pro forma statements of consolidated income give effect to the disposition as if it occurred on January 1, 2010. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that Pernix management believes are reasonable.

The unaudited consolidated pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

PERNIX GROUP, INC.

AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2011

	Pernix Consolidated Historical	Pro Forma Adjustments TransRadio Disposition		Pernix Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents	$2,933,894	$(19,078	)(a)	$2,911,271
		1,200,000	(b)
		(1,203,545	)(c)
Accounts receivable less allowance for doubtful accounts of $142,235 and $0 for Pernix and TransRadio, respectively	28,855,763	(1,097,960	)(a)	27,757,803
Other receivables	10,150	0		10,150
Work in process	753,776	(753,776	)(a)	0
Inventories	4,459,596	(2,926,188	)(a)	1,533,408
Restricted cash	544,017	(544,017	)(a)	0
Notes Receivable		350,000	(d)	350,000
Interest on Notes Receivable		1,910	(d)	1,910
Deferred tax asset	1,650,715	508,667	(a)	2,159,382
Prepaid value added tax	29,026	(9,723	)(a)	19,303
Prepaid expenses and other current assets	3,576,340	(472,702	)(a)	3,103,638
Total current assets	42,813,277	(4,966,412)		37,846,865
Plant, and equipment, net of accumulated depreciation of $964,327 and $1,410,715 for Pernix and TransRadio, respectively	716,010	(400,039	)(a)	315,971
Retainage receivable greater than one year	9,440	0		9,440
Deferred tax asset, (net of valuation allowance of $15,053,181 at December 31, 2011)	3,883,213	0		3,883,213
Other assets	195,725	(124,290	)(a)	71,435
Intangible assets:
Trademark	488,541	(488,541	)(a)	0
Total assets	$48,106,206	$(5,979,282)		$42,126,924
Liabilities and Stockholders’ Equity
Current liabilities:
Outstanding credit lines	$891,709	$(891,709	)(a)	$0
Accounts payable	24,978,662	(451,349	)(a)	24,527,313
Accounts payable — related party	24,555	0		24,555
State income tax payable	152,041	0		152,041
Federal income tax payable	41,655	0		41,655
Accrued expenses	2,085,992	(277,020	)(a)	1,808,972
Interest payable — related party	390,514	0		390,514
Other current liabilities	259,016	(254,845	)(a)	4,171
Short term debt	558,985	(558,985	)(a)	0
Short term debt - related party	1,738,500	(388,500	)(a)	1,350,000
Prepayments received on orders	802,345	(802,345	)(a)	0
Billings in excess of costs and estimated earnings	4,354,491	0		4,354,491
Dividend payable	164,821	(107,295	)(a)	57,526
Total current liabilities	36,443,286	(3,732,048)		32,711,238
Other non current liabilities	175,010	(175,010	)(a)	0
Total liabilities	36,618,296	(3,907,058)		32,711,238
Equity:
Pernix Group, Inc. and Subsidiaries Stockholders’ equity
Convertible senior preference stock, $0.01 par value, $389,250 involuntary 389,250 issued and outstanding at December 31, 2011 and December 31, 2010. liquidation preference ($170,000 liquidation preference pro forma basis), authorized 50 million shares, 389,250 issued and outstanding at December 31, 2011 (170,000 issued and outstanding proforma basis)	3,893	(2,193	)(c)	1,700
Common stock, $0.01 par value. Authorized 200,000,000 shares, 9,403,697 issued at December 31, 2011	94,037			94,037
Additional paid-in capital	77,921,831	(1,094,058	)(c)	76,827,773
Accumulated deficit	(68,109,729)	(1,296,576	)(e)	(69,406,305)
Accumulated comprehensive (loss)	(538,451)	354,516	(a)	(183,935)
Total Pernix Group, Inc. and Subsidiaries Stockholders’ equity	9,371,581	(2,038,311)		7,333,270
Noncontrolling interest	2,116,329	(33,913	)(a)	2,082,416
Total equity	11,487,910	(2,072,224)		9,415,686
Total liabilities and Stockholders’ equity	$48,106,206	$(5,979,282)		$42,126,924

See accompanying notes to unaudited pro forma consolidated financial statements.

PERNIX GROUP, INC.

AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

Year End December 31, 2011

	Pernix	Pro Forma Adjustments	Penix
	Consolidated Historical	TransRadio Disposition (f)	Pro Forma Consolidated
Revenues:
Construction revenues	$51,841,103	$0	$51,841,103
Transmitter design and installation	10,207,047	10,207,047	0
Service fees — power generation plant	7,791,874	0	7,791,874
Service fees — related party	826	0	826
Gross revenues	69,840,850	10,207,047	59,633,803
Costs and expenses:
Construction costs	47,982,824	0	47,982,824
Transmitter design and installation cost	7,373,347	7,373,347	0
Operation and maintenance costs - power generation plant	5,018,011	0	5,018,011
Cost of revenues	60,374,182	7,373,347	53,000,835
Gross profit	9,466,668	2,833,700	6,632,968
Operating expenses:
Salaries and employee benefits	7,265,885	4,775,245	2,490,640
Building rental and occupancy expense	682,342	596,582	85,760
Occupancy - related party	103,724	0	103,724
Impairment of long-lived assets	1,698,899	1,698,899	0
General and administrative	2,645,507	(55,373)	2,700,880
Total operating expenses	12,396,357	7,015,353	5,381,004
Operating (loss)	(2,929,689)	(4,181,653)	1,251,964

Other income (expense):
Interest (expense)/income, net	(172,823)	(172,965)	142
Interest expense - related party	(133,319)	(16,910)	(116,409)
Foreign currency exchange (loss)	(50,742)	0	(50,742)
Other (loss)/income, net	92,733	(55,648)	148,381
Gain on sale of fixed assets	14,232	0	14,232
Total other expense	(249,919)	(245,523)	(4,396)

Consolidated (loss) before income taxes	(3,179,608)	(4,427,176)	1,247,568
Income tax benefit / (expense)	5,787,400	425,335	5,362,065
Consolidated net income/(Loss)	2,607,792	(4,001,841)	6,609,633
Less: Net income/(loss) attributable to noncontrolling interest	658,317	(384,163)	1,042,480

Consolidated net income/(loss) attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	1,949,475	(3,617,678)	5,567,153

Less: Preferred stock dividends	126,497	71,251 (g)	55,246

Consolidated net income/(loss) attributable to the common stockholders of Pernix Group Inc, and subsidiaries	$1,822,978	$(3,688,929)	$5,511,907

Basic net income/(loss) per share attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	$0.19	$(0.39)	$0.59
Weighted average shares outstanding - basic	9,403,697	9,384,127	9,384,127
Diluted net income/(loss) per share attributable to the stockholders of Pernix Group, Inc.	$0.21	$(0.39)	$0.59
Weighted average shares outstanding - diluted	9,429,647	9,395,460	9,395,460

See accompanying notes to unaudited pro forma consolidated financial statements.

PERNIX GROUP, INC.

AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

Year End December 31, 2010

	Pernix	Pro Forma Adjustments	Penix
	Consolidated	TransRadio	Pro Forma
	Historical	Disposition (f)	Consolidated
Revenues:
Construction revenues	$7,304,953	$0	$7,304,953
Transmitter design and installation	12,613,381	12,613,381	0
Service fees — power generation plant	6,264,769	0	6,264,769
Service fees — related party	1,224	0	1,224
Gross revenues	26,184,327	12,613,381	13,570,946
Costs and expenses:
Construction costs	6,040,975	0	6,040,975
Transmitter design and installation cost	9,831,444	9,831,444	0
Operation and maintenance costs - power generation plant	3,129,482	0	3,129,482
Cost of revenues	19,001,901	9,831,444	9,170,457
Gross profit	7,182,426	2,781,937	4,400,489
Operating expenses:
Salaries and employee benefits	5,947,079	3,891,830	2,055,249
Building rental and occupancy expense	401,895	363,797	38,098
Occupancy - related party	101,754	0	101,754
Impairment of long-lived assets	0	0	0
General and administrative	3,947,612	1,239,854	2,707,758
Total operating expenses	10,398,340	5,495,481	4,902,859
Operating (loss)	(3,215,914)	(2,713,544)	(502,370)

Other income (expense):
Interest (expense)/income, net	(242,585)	(265,822)	23,237
Interest expense - related party	(92,036)	0	(92,036)
Foreign currency exchange (loss)	(188,436)	0	(188,436)
Other (loss)/income, net	(142,298)	(191,216)	48,918
Gain on sale of fixed assets	13,788	0	13,788
Total other expense	(651,567)	(457,038)	(194,529)

Consolidated (loss) before income taxes	(3,867,481)	(3,170,582)	(696,899)
Income tax benefit / (expense)	(587,665)	(68,931)	(518,734)
Consolidated net income/(Loss)	(4,455,146)	(3,239,513)	(1,215,633)
Less: Net income/(loss) attributable to noncontrolling interest	(591,773)	(583,112)	(8,661)

Consolidated net income/(loss) attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	(3,863,373)	(2,656,401)	(1,206,972)

Less: Preferred stock dividends	38,324	17,935 (g)	20,389

Consolidated net income/(loss) attributable to the common stockholders of Pernix Group Inc, and subsidiaries	$(3,901,697)	$(2,674,336)	$(1,227,361)

Basic net income/(loss) per share attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	$(0.42)	$(0.28)	$(0.13)
Weighted average shares outstanding - basic	9,384,127	9,384,127	9,384,127
Diluted net income/(loss) per share attributable to the stockholders of Pernix Group, Inc.	$(0.41)	$(0.28)	$(0.13)
Weighted average shares outstanding - diluted	9,384,127	9,384,127	9,384,127

See accompanying notes to unaudited pro forma consolidated financial statements.

PERNIX GROUP,  INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a)	To reflect the removal of TransRadio balance sheet accounts as set forth in the March 26, 2012 Stock Purchase and Transfer Agreement.
(b)	To reflect $1.2 million cash Pernix Group Inc. received for the sale of its interest in TransRadio.
(c)

To reflect the April 2, 2012, repurchase of 219,250 Series B Cumulative Convertible Preferred Shares (Series B Preferred Shares) by Pernix from its majority shareholders, Ernil Continental, S.A., BVI. and Halbarad Group, Ltd., BVI for $1.1 million and paid the related accrued dividends of $0.1 million, for a total payment of $1.2 million.

(d)

To reflect the loan receivable by Pernix from TransRadio of $350,000 as of December 31, 2011, that remains outstanding at the date of the sale and for which Pernix anticipates repayment from TransRadio during the second quarter of 2012.

(e)

To reflect additional estimated losses, net of tax, at the time of sale of approximately $1.3 million from the disposition of TransRadio. This loss does not include the reduction in value of assets that was recorded in the fourth quarter of 2011 of $1.7 million to approximate the fair market value of the TransRadio intangible assets as of December 31, 2011.

(f)	To reflect the removal of the operating results of TransRadio segment as if the transaction occurred on January 1, 2010.
(g)	To reflect the removal of the preferred dividends expense on Series B Preferred Shares repurchased on April 2, 2012, after the TransRadio sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

	By:	/s/ Nidal Zayed
Nidal Zayed
President and Chief Executive Officer

	By:	/s/ Gregg D. Pollack
Gregg D. Pollack
V.P. — Administration and Chief Financial Officer

	By:	/s/ Carol J. Groeber
Carol J. Groeber
Corporate Controller & Principal Accounting Officer

Dated: April 20, 2012